MANAGED PORTFOLIO SERIES

Advantus Short Duration Bond Fund

(the “Fund”)

Supplement dated October 27, 2016 to the

Prospectus, Summary Prospectus and Statement of Additional Information for the Fund
dated December 29, 2015

On October 13, 2016, the Board of Trustees of Managed Portfolio Series (the “Board”) approved certain changes to the name, investment objective and principal investment strategies of the Advantus Short Duration Bond Fund.  Additionally, the Board approved the redesignation of the Advantus Strategic Credit Income Fund’s Investor Class shares as Class A shares.  The changes will become effective on December 29, 2016.

Effective December 29, 2016, the Advantus Short Duration Bond Fund will be renamed the Advantus Strategic Credit Income Fund and the Fund’s current investment objective and principal investment strategies will be replaced in their entirety with the following:

The Advantus Strategic Credit Income Fund (the “Fund”) seeks to maximize risk-adjusted total returns relative to the Bloomberg Barclays US Aggregate Bond Index.

Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of fixed income securities.  The securities in which the Fund may invest include fixed income securities issued or guaranteed by the U.S. government or government-related entities, municipal securities convertible bonds, preferred stocks, bank loans, collateralized loan obligations (CLOs), debt securities issued by corporations, foreign governments and other entities (including privately placed securities that have not been registered under the Securities Act of 1933 (the “Securities Act”) but may be resold to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act (“Rule 144A Securities”)), mortgage-backed securities, other asset-backed securities.  Investments in other registered investment companies with a policy of investing at least 80% of their net assets in fixed income securities will be counted towards the Fund’s policy of investing at least 80% of its net assets in fixed income securities.  The Fund may invest up to 40% of its total assets in securities rated lower than investment grade or, if unrated, securities of comparable quality as determined by Advantus Capital Management, Inc. (the “Adviser”) (also known as “junk bonds”).  Of the Fund’s investments in below investment grade securities, up to 20% of its total assets may be invested in securities rated B or below, and up to 10% may be invested in securities rated CCC or below.  The Fund may invest up to 25% of its total assets in securities denominated in foreign currencies and up to 25% of its total assets in U.S. dollar-denominated securities of foreign issuers. Up to 10% of the Fund’s total assets may be invested in securities and instruments that are economically tied to emerging market countries or emerging market issuers. The Fund may pursue exposure to emerging markets, bank loans, CLOs or convertible bonds through exchange traded funds (ETFs) or other mutual funds that specialize in such strategies.  In such cases, the Fund will bear its pro rata portion of the expense of the management fees and other expenses associated with such investments and therefore the Fund’s expenses may be higher than if it invested directly in such securities.  The maximum aggregate amount of assets invested in ETFs and mutual funds for all strategies combined is 20%.

The Adviser employs active management of security selection, portfolio duration, portfolio structure and sector allocation in managing the Fund’s investments.  The Adviser uses a bottom-up approach to security research and selection.  The process begins with an evaluation of key market and economic factors to determine the outlook for the yield curve and establish high-level relative value relationships among broad sectors available for investment.  In establishing high-level relative value relationships, the Adviser compares historical spread relationships of sectors and credit rating levels against each other and the Bloomberg Barclays U.S. Aggregate Bond Index.  The Adviser then assesses individual bonds based on their spread, spread volatility and convexity (a measure of how much a bond’s yield changes in response to changes in price). Finally, using rigorous fundamental bottom-up research, the Adviser analyzes the credit quality and cash flow characteristics of potential investments to select the investments it believes present the best opportunity for the Fund’s portfolio.

The Fund may invest in securities of any maturity or duration.  Under normal market conditions, the Fund seeks to maintain an average dollar-weighted effective duration of between 70% and 130% of the duration of the Bloomberg Barclays U.S. Aggregate Bond Index.  Duration measures the sensitivity of the price of a fixed income investment to a 1% change in interest rates.  For example, an investment with a two-year duration means that it will decrease in value by 2% if interest rates rise 1%.  Conversely, the investment will increase in value by 2% if interest rates fall 1%.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use derivative instruments, which are financial contracts whose values depend on, or are derived from, the values of underlying assets, reference rates, or indices. The Fund’s investments in derivative instruments may include forward contracts, options, futures contracts, and/or credit default or interest rate swap agreements or options on swap agreements.  The derivative instruments that the Fund may use include futures contracts to provide economic exposure to certain securities or issuers or as a hedging technique.  Derivative instruments that provide fixed income exposure are not used when determining the Fund’s compliance with its policy to invest at least 80% of its assets in fixed income securities.”

The Fund filed a registration statement pursuant to Rule 485(a), under the Securities Act of 1933 on October 24, 2016 showing the revisions to the investment objective, strategies and risks associated with the Advantus Strategic Credit Income Fund.

Thank you for your investment. If you have any questions, please call the Fund toll-free at 855-824-1355.

This supplement should be retained with your Prospectus, Summary Prospectus and
Statement of Additional Information for future reference.